Symetra True Variable Annuity®

Supplement dated July 8, 2015
to Prospectus dated May 1, 2015 as supplemented

Effective on or about July 13, 2015, PIMCO Variable Insurance Trust will change the name of the PIMCO EqS Pathfinder Portfolio to PIMCO Global Dividend Portfolio. Accordingly, any reference to the PIMCO EqS Pathfinder Portfolio in this prospectus is replaced with PIMCO Global Dividend Portfolio and disclosure regarding the PIMCO EqS Pathfinder Portfolio in Appendix B: Portfolio Information is replaced with the following:

PIMCO Variable Insurance Trust
PIMCO Global Dividend Portfolio - Institutional Class	The Portfolio seeks to provide current income that exceeds the average yield on global stocks.	Pacific Investment Management Company LLC